EXHIBIT 32.1

                                CERTIFICATION OF
                         PRINCIPAL EXECUTIVE OFFICER OF
                            VALENCE TECHNOLOGY, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2006, of Valence Technology, Inc. (the "Issuer").

     I, James R. Akridge, the Principal Executive Officer of the Issuer, certify that to the best of my knowledge:

          (i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

          (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  August 7, 2006                         /s/ James R. Akridge
                                              ----------------------------------
                                              James R. Akridge,
                                              Principal Executive Officer